Exhibit 10.2

FULGENT THERAPEUTICS LLC

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

ADOPTED ON OCTOBER 16, 2015

AMENDED AND RESTATED ON APRIL 4, 2016

AMENDED AND RESTATED ON AUGUST 10, 2016

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TABLE OF CONTENTS

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FULGENT THERAPEUTICS LLC

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

Adopted on October 16, 2015

Amended and Restated on April 4, 2016

Amended and Restated on August 10, 2016

SECTION 1 ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons a proprietary interest in the success of the Company, or to increase such interest, by the grant of Awards. In the event any term or provision of this Plan conflicts with the LLC Agreement, the terms and provisions of the LLC Agreement shall govern.

Capitalized terms are defined in Section 17.

SECTION 2 ADMINISTRATION.

The Plan will be administered by the Manager, who shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Manager shall be final and binding on all Participants.

SECTION 3 ELIGIBILITY.

Only Employees, Officers and Consultants shall be eligible for the grant of Awards pursuant to this Plan. Options will only be granted to an Employee, Officer or Consultant if the Company would be considered an “eligible issuer of service recipient stock” (as that term is used in Treasury Regulation §1.409A-1(b)(5)(E)) with respect to such Employee, Officer or Consultant.

SECTION 4 AWARDS SUBJECT TO PLAN.

(a) Initial Authorization. The Company has authorized the number and type of Shares to be issued under the Plan as is set forth in the LLC Agreement (subject to Section 6 below), including Shares to be issued on exercise of Options and settlement of Restricted Share Units. The Manager may, in its sole discretion, issue such Shares as Profits Interests hereunder. A Profits Interest shall be any Share that, at the time it is issued, is designated as such by the Manager. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Additional Shares. In the event that Shares issued under the Plan are reacquired by the Company, or in the event an Option expires or becomes unexercisable without having been exercised in full or a Restricted Share Unit is cancelled, forfeited or otherwise expires without the issuance of Shares, such reacquired Shares or the Shares that underlie such expired or unexerciseable Options or cancelled, forfeited or expired Restricted Share Units shall be added to the number of Shares then available for issuance under the Plan. In addition, the

Company may authorize and issue under this Plan additional Shares, or authorize and issue new classes of Shares in the Company, in such amounts and with such rights, preferences and privileges, and may authorize and issue Options to acquire, or Restricted Share Units that relate to, such Shares, in each case as the Manager determines in its sole discretion. The Manager shall be authorized to, and shall, amend this Plan and the LLC Agreement to the extent necessary to provide for such additional Shares or classes of Shares.

SECTION 5 TERMS AND CONDITIONS OF AWARDS.

(a) Award Agreement. Each grant of an Award under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and LLC Agreement and may be subject to any other terms and conditions that are not inconsistent with the Plan and LLC Agreement and that the Manager deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical. No Award shall be granted unless the Participant has delivered an executed copy of the Award Agreement to the Company.

(b) Number of Shares and Option Term. Each Award Agreement shall specify the number of Shares that are being granted as Shares, the number of Restricted Share Units being granted, or the number of Shares for which an Option is exercisable. Options shall have a term of not more than 120 months.

(c) Vesting. Each Award Agreement shall specify the vesting schedule applicable to the Award addressed thereby. The Manager shall determine the vesting provisions of any Award Agreement in its sole discretion.

(d) Restrictions on Transfer of Shares. Any Award or Shares issued pursuant to an Award granted under the Plan shall be subject to (i) the terms of the LLC Agreement and any other agreement among the Members and (ii) such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Manager may determine. Such special restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to the restrictions that apply to holders of Shares generally under the LLC Agreement or otherwise. For the avoidance of doubt, Shares issuable on exercise of an Option or upon settlement of a Restricted Share Unit shall be subject to the foregoing provisions.

(e) Non-vested Awards. If a Participant’s Service is terminated by the Participant or by the Company for any reason before an Award has fully vested, unless otherwise determined by the Manager or unless otherwise provided in the Participant’s Award Agreement, the Participant will forfeit the Awards and all non-vested Shares, and all non-vested rights to acquire Shares (whether pursuant to an Option or a Restricted Share Unit), to the Company for no consideration without further action by the Company.

(f) Withholding Taxes. As a condition to a grant of, and distributions or deliveries with respect to, any Award, the Participant shall make such arrangements as the Manager may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, distributions or deliveries. The Participant shall also make such arrangements as the Manager may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of an Award.

(g) No Rights as a Member. A Participant, or a transferee of a Participant, shall have no rights as a Member or assignee with respect to any Share until such person has satisfied any requirements imposed on Members or assignees by applicable law and the LLC Agreement.

(h) IRS Form W-8 or Form W-9. Each Participant shall deliver to the Company a duly completed and properly executed IRS Form W-8 (in the case of non-U.S. residents) or Form W-9 (in the case of U.S. citizens or residents) and such other tax forms as the Manager reasonably requests.

(i) LLC Agreement. Each Participant granted or issued Shares shall agree to be bound by and comply with the terms of the LLC Agreement. Schedule D of the LLC Agreement shall be amended to reflect the issuance of Shares to a Participant under this Plan.

(j) Modification and Assumption of Shares. Within the limitations of the Plan, the Manager may modify or assume outstanding Awards (whether granted by the Company or another issuer) in return for the grant of a different Award. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations as a holder of such Award except as set forth herein, in an applicable Award Agreement or in the LLC Agreement.

SECTION 6 ADJUSTMENT OF SHARES; LIQUIDITY EVENTS.

(a) General. In the event of a subdivision of the outstanding Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a spin-off, a reclassification, a merger or consolidation, a Restructuring or Separation or a similar occurrence (other than a Liquidity Event), corresponding adjustments automatically shall be made in each of (i) the number and kind of Shares available for future grants under Section 4 and (ii) the number and kind of Shares issued and outstanding hereunder or subject to Restricted Share Units and Options issued and outstanding hereunder, in each case subject to the LLC Agreement. In addition, in the event any such transaction results in the Shares becoming, directly or indirectly, securities having a different denomination, all references in the Plan to Shares automatically shall be converted into references to such securities using such different denomination, and in the event any such transaction results in the Shares or such securities becoming interests in an entity other than the Company, all references to the Company automatically shall be converted into references to such other entity.

(b) Liquidity Events with respect to Options, Restricted Share Units and Shares. In the event the Company engages in (i) a sale, distribution, transfer or other disposition of all or substantially all of the Company’s assets (or of a substantial portion of the Company’s assets not in the ordinary course of business) other than to an affiliate of the Company or to an entity 50% or more of which is owned, directly or indirectly, by the holders of 50% or more of the outstanding Shares immediately before the transaction, (ii) an acquisition of Shares by a person or group of persons acting in concert (other than the Company, an affiliate of the Company or a Company or affiliate-sponsored employee benefit plan) of 50% or more of the outstanding Shares (whether by direct acquisition, merger or consolidation or otherwise), or (iii) a liquidation or dissolution of the Company, or a similar transaction (a “Liquidity Event”), the outstanding Options, Restricted Share Units and Shares issued hereunder, including Shares outstanding following the exercise of an Option or settlement of a Restricted Share Unit, shall, except as provided otherwise in an individual Award Agreement, become fully vested (and settled, in the case of Restricted Share Units) and be released from any repurchase or forfeiture right (other than repurchase rights exercisable at Fair Market Value) immediately prior to the closing of such Liquidity Event, provided that the Participant’s Continuous Service has not terminated prior to the closing. Except as otherwise provided above, all outstanding Options shall be subject to the agreement governing such Liquidity Event and the LLC Agreement, which may provide for one or more of the following:

(i) The Assumption or Replacement of such outstanding Options.

(ii) The cashing out of such outstanding and vested Options based on the exercise price per Share for Shares issuable on exercise of such Options and the amounts distributable to Shares of the same class pursuant to the LLC Agreement. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent with a fair market value equal to the amount distributable or deemed distributable in the Liquidity Event. If no amounts would be distributable with respect to such Options, then such Options may be cancelled without making a payment to the Participants. For purposes of this paragraph (ii), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security and shall be determined in good faith by the Manager.

(iii) Any combination of the foregoing.

Notwithstanding the foregoing, with respect to any Award that constitutes deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), to the extent required to comply with Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Liquidity Event. For the avoidance of doubt, in no event shall an initial public offering (or reorganizations or other transactions undertaken in connection with an initial public offering) constitute a Liquidity Event.

(c) Reservation of Rights. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or exchange equity interests or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 7 OPTION EXERCISE.

(a) Exercise Price. The per Share exercise price for an Option shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Consideration. Subject to applicable law, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Option, including the method of payment, shall be determined by the Manager in its sole discretion.

(c) Taxes. Upon exercise of an Option, the Company shall withhold or collect from the Participant an amount sufficient to satisfy any applicable withholding tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Option sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise of an Option (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

(d) Procedure for Exercise; Rights as a Member.

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Manager under the terms of the Plan and specified in the Award Agreement. Notwithstanding the foregoing, Options may not be exercised prior to an Incorporation or a Liquidity Event with respect to such Options unless otherwise determined by the Manager.

(ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been made.

SECTION 8 CONDITIONS TO ISSUANCE.

(a) Compliance with Law. Shares, Restricted Share Units or Options shall not be issued under the Plan unless the issuance and delivery of such Shares, Restricted Share Units or Options comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall have no obligation to effect any registration or qualification of the Shares, Restricted Share Units or Options under federal or state laws.

(b) Other. As a condition to the issuance of Shares under the Plan, the Company may require the recipient thereof to represent and warrant at the time of any such issuance that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares. The Company shall require the person receiving Shares under the Plan to execute and deliver a signature page to, and agree to comply with, the provisions of the LLC Agreement and to make such representations and warranties contained in the LLC Agreement that are required of Members of the Company.

SECTION 9 NO RETENTION RIGHTS.

Nothing in this Plan or in any Award Agreement shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10 DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the date hereof. The Plan shall terminate automatically on October 15, 2025. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Manager may amend, suspend or terminate the Plan at any time and for any reason.

(c) Effect of Amendment or Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

SECTION 11 DISTRIBUTIONS AND ALLOCATIONS.

Distributions and allocations to Participants with respect to their Shares shall be governed by the LLC Agreement and any applicable Award Agreement.

SECTION 12 NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

SECTION 13 UNFUNDED OBLIGATION.

Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Manager, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the

Participant’s creditors in any assets of the Company or a Related Entity. The Participants shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

SECTION 14 CONSTRUCTION.

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 15 NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of the Plan by the Manager nor any provision of the Plan will be construed as creating any limitations on the power of the Manager to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 16 INFORMATION TO PARTICIPANTS; CONFIDENTIALITY.

(a) Notwithstanding any provision herein or in any Award Agreement to the contrary, in the event the Company has undertaken an obligation to deliver any documents or other information to a Participant, whether pursuant to an Award Agreement or otherwise, such delivery need only occur at the discretion of the Manager, including in the event a Participant requests such documents or other information.

(b) Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to Participants or by written notice to Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.

(c) In accepting an Award, each Participant acknowledges and agrees all documents or other information provided to it by or on behalf of the Company or the Manager concerning the business or assets of the Company, the Participant’s Award, or any other Participant or Member, including, without limitation, this Plan, the relevant Award Agreement, the LLC Agreement and the terms herein and therein, shall be deemed strictly confidential and shall not, without the prior consent of the Manager, be (i) disclosed to any Person or (ii) used by such Participant other than for a Company purpose or a purpose reasonably related to protecting such Participant’s Award (in a manner not inconsistent with the interests of the Company). The Manager hereby consents to the disclosure by each Participant of such information to such Participant’s accountants, attorneys and similar advisors bound by a duty of confidentiality; moreover, the foregoing requirements of this Section 16(c) shall not apply to a Participant with regard to any information that is currently or becomes: (i) required to be disclosed pursuant to applicable law (but only to the extent of such requirement); (ii) required to be disclosed in order to protect such Participant’s Award (but only to the extent of such requirement, after consultation with the Manager and in a manner not inconsistent with the interests of the Company); (iii) publicly known or available in the absence of any improper or unlawful action on the part of such Participant; or (iv) known or available to such Participant other than through or on behalf of the Company or the Manager. For purposes of this Section 16(c), Company information provided by one Participant or Member to another shall be deemed to have been provided on behalf of the Company.

SECTION 17 DEFINITIONS.

Capitalized terms used in this Plan without definition shall have the meanings given to them in the LLC Agreement. As used in this Plan:

“Assumed” (and with correlative meaning, “Assume” and “Assumption”) means either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by a successor entity or its parent with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the assumption as determined in accordance with the instruments evidencing the agreement to assume the Award.

“Award” shall mean an award of Shares, Restricted Share Units or Options under the Plan and, as the context requires, the Shares to which a Restricted Share Unit relates or for which an Option is exercisable.

“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto.

“Cause” means, with respect to the termination by the Company or a Related Entity of the Participant’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Manager, the Participant’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall mean Fulgent Therapeutics LLC, a California limited liability company.

“Consultant” shall mean a person who performs bona fide services for the Company or a Related Entity as a consultant or advisor, excluding Employees or Officers.

“Continuous Service” means the provision of services to the Company or a Related Entity in any capacity of Employee, Officer or Consultant to the extent not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Officer or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Officer or Consultant can be effective under applicable laws. A Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Participant provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Officer or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Officer or Consultant (except as otherwise provided in an Award Agreement).

“Employee” shall mean any individual who is a common-law employee of the Company or a Related Entity.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of property determined as follows:

(i) If the property is listed on one or more established stock exchanges or national market systems, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which such property is listed (as determined by the Manager) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Manager deems reliable;

(ii) If the property is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the property on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Manager deems reliable; or

(iii) In the absence of an established market for the property of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Manager in good faith.

“Good Reason” means, unless specified otherwise in an Award Agreement, any of the following events or conditions unless consented to by the Participant (and the Participant shall be deemed to have consented to any such event or condition unless the Participant provides written notice of the Participant’s non-acquiescence within 30 days of the effective time of such event or condition):

(i) a change in the Participant’s responsibilities or duties which represents a material and substantial diminution in the Participant’s responsibilities or duties as in effect immediately preceding the consummation of the relevant transaction;

(ii) a reduction in the Participant’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a transaction or at any time thereafter; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Participant’s by the same percentage amount shall not constitute such a salary reduction; or

(iii) requiring the Participant to be based at any place outside a 50 mile radius from the Participant’s job location or residence prior to the transaction except for reasonably required travel on business which is not materially greater than such travel requirements prior to the transaction.

“Incorporation” means a change of the Company into an entity taxable as a “corporation” for U.S. federal income tax purposes, whether through an election to treat the Company as a corporation for such purposes, a merger, acquisition, exchange of equity resulting in the Company becoming a wholly-owned subsidiary of a corporation, or other transaction resulting in an entity taxable as a corporation succeeding to all of, or a substantial portion of, the assets and liabilities of the Company, in each case pursuant to which the existing Members of the Company substantially maintain their percentage ownership over the successor entity or entities immediately after such transaction and pursuant to which Shares issued or issuable hereunder become equity securities in an entity taxable as a “corporation” for U.S. federal income tax purposes.

“Liquidity Event” shall have the meaning given such term in Section 6(b) of this Plan.

“LLC Agreement” shall mean the Third Amended and Restated Operating Agreement for Fulgent Therapeutics LLC, dated as of May 17, 2016, as amended from time to time, or any successor agreement.

“Member” shall mean a person who is a Member of the Company pursuant to the LLC Agreement.

“Officer” shall mean any individual who is an officer of the Company or a Related Entity.

“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

“Participant” shall mean a person who receives an Award under this Plan.

“Parent” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities other than the Company owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Plan” shall mean this Fulgent Therapeutics LLC Amended and Restated 2015 Equity Incentive Plan, as may be amended from time to time.

“Related Entity” means any Parent or Subsidiary of the Company and ANP Technologies, Inc., a Delaware corporation.

“Replaced” (and with correlative meaning, “Replace” and “Replacement”) means the Award is replaced with a comparable award of the Company, the successor entity (if applicable) or the parent of either of them which preserves the compensation element of such Award existing at the time of the replacement and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Manager and its determination shall be final, binding and conclusive.

“Restricted Share Unit” means an Award in the form of a notional unit that represents an unfunded and unsecured right to receive one Share for each Restricted Stock Unit on a specified future date or event, subject to satisfaction of any applicable vesting or other conditions, with the issuance of Shares occurring at or following such time or times or at or following such event or events as may be specified in the applicable Award Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Service” shall mean service as an Employee, Officer or Consultant.

“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.